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                                                                    EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This Certification is intended to accompany the Quarterly Report of Finlay Fine Jewelry Corporation (the "Company") on Form 10-Q for the period ended August 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The undersigned hereby certifies that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: September 10, 2003

                                                /s/ Bruce E. Zurlnick
                                                ---------------------
                                                Bruce E. Zurlnick
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer












A signed original of this written statement required by Section 906, has been provided to Finlay Fine Jewelry Corporation and will be by Finlay Fine Jewelry Corporation retained and furnished to the Securities and Exchange Commission or its staff upon request.